UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013 (November 27, 2013)
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ENDO HEALTH SOLUTIONS INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-15989	13-4022871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Atwater Drive, Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 216-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On December 2, 2013, Endo Health Solutions Inc. (the “Company”), certain subsidiaries of the Company (the “Guarantors”) and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), entered into (i) a fourth supplemental indenture (the “2019 New Supplemental Indenture”) relating to the Indenture, dated as of June 8, 2011 (the “2019 Base Indenture”), as supplemented by the first supplemental indenture, dated as of June 17, 2011 (the “2019 First Supplemental Indenture”), the second supplemental indenture, dated as of August 16, 2011 (the “2019 Second Supplemental Indenture”), and the third supplemental indenture, dated as of September 26, 2011 (together with the 2019 Base Indenture, the 2019 First Supplemental Indenture and the 2019 Second Supplemental Indenture, the “2019 Indenture”), governing the Company’s 7% Senior Notes due 2019 (the “2019 Notes”), (ii) an eighth supplemental indenture (the “2020 New Supplemental Indenture”) relating to the Indenture, dated as of November 23, 2010 (the “2020 Base Indenture”), as supplemented by the first supplemental indenture, dated as of December 13, 2010 (the “2020 First Supplemental Indenture”), the second supplemental indenture, dated as of December 21, 2010 (the “2020 Second Supplemental Indenture”), the third supplemental indenture, dated as of February 17, 2011 (the “2020 Third Supplemental Indenture”), the fourth supplemental indenture, dated as of April 5, 2011 (the “2020 Fourth Supplemental Indenture”), the fifth supplemental indenture, dated as of June 22, 2011 (the “2020 Fifth Supplemental Indenture”), the sixth supplemental indenture, dated as of August 16, 2011 (the “2020 Sixth Supplemental Indenture”), and the seventh supplemental indenture, dated as of September 26, 2011 (together with 2020 Base Indenture, the 2020 First Supplemental Indenture, the 2020 Second Supplemental Indenture, the 2020 Third Supplemental Indenture, the 2020 Fourth Supplemental Indenture, the 2020 Fifth Supplemental Indenture and the 2020 Sixth Supplemental Indenture, the “2020 Indenture”), governing the Company’s 7.00% Senior Notes due 2020 (the “2020 Notes”) and (iii) a fourth supplemental indenture (together with the 2019 New Supplemental Indenture and the 2020 New Supplemental Indenture, the “New Supplemental Indentures”) relating to the Indenture, dated as of June 8, 2011 (the “2022 Base Indenture”), as supplemented by the first supplemental indenture, dated as of June 17, 2011 (the “2022 First Supplemental Indenture”), the second supplemental indenture, dated as of August 16, 2011 (the “2022 Second Supplemental Indenture”), and the third supplemental indenture, dated as of September 26, 2011 (together with the 2022 Base Indenture, the 2022 First Supplemental Indenture and the 2022 Second Supplemental Indenture, the “2022 Indenture”), governing the Company’s 7¼% Senior Notes due 2022 (the “2022 Notes”).  The 2019 Indenture, the 2020 Indenture and the 2022 Indenture are collectively referred to herein as the “Indentures.”  The 2019 Notes, 2020 Notes and the 2022 Notes are collectively referred to herein as the “Notes.”

The New Supplemental Indentures were entered into in connection with the Company’s previously announced solicitations of consents (the “Consent Solicitations”) from the holders of the Notes, which the Company commenced on November 19, 2013. The Consent Solicitations are discussed in greater detail below under Item 8.01.

Each New Supplemental Indenture amends the applicable Indenture in connection with the Arrangement Agreement (the “Arrangement Agreement”), dated November 5, 2013, among the Company, Sportwell Limited, a company incorporated in Ireland (“New Endo”), Sportwell II Limited, a company incorporated in Ireland, ULU Acquisition Corp., a corporation organized in Delaware and a wholly-owned indirect subsidiary of New Endo (“DE Inc.”), RDS Merger Sub, LLC, a limited liability company organized in Delaware and a wholly-owned subsidiary of DE

Inc. (“Merger Sub”), 8312214 Canada Inc., a corporation incorporated under the laws of Canada, and Paladin Labs Inc., a corporation incorporated under the laws of Canada (“Paladin”).  Under the terms of the Arrangement Agreement, (a) New Endo will acquire Paladin pursuant to a plan of arrangement under Canadian law (the “Arrangement”) and (b) Merger Sub will merge with and into the Company, with the Company as the surviving corporation in the merger (the “Merger” and, together with the Arrangement, the “Transactions”).

Each New Supplemental Indenture amends the definition of “Change of Control” in the applicable Indenture so that the Transactions do not constitute a “Change of Control” or result in a “Change of Control Repurchase Event” under such Indenture and makes certain other related changes to the applicable Indenture (collectively, the “Consented Amendments”).  The New Supplemental Indentures also amend certain provisions of the applicable Indenture to conform such provisions to the confidential offering memorandum related to each series of Notes (the “Conforming Amendments”).

The Company executed the New Supplemental Indentures as of December 2, 2013.  The Conforming Amendments became operative upon execution of the New Supplemental Indentures.  The Consented Amendments will not become operative until immediately prior to consummation of the Transactions. The Consented Amendments will cease to be operative if the Transactions are not consummated or if the Consent Fee (as defined below) is not paid.

Item 3.03.      Material Modification to Rights of Security Holders.

The disclosure under Item 1.01 of this report is also responsive to Item 3.03 of this report and is incorporated herein by reference.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

The disclosure under Item 8.01 of this report is also responsive to Item 5.07 of this report and is incorporated herein by reference.

Item 8.01.      Other Events.

On November 27, 2013, the Company announced that the requisite holders of each series of the Notes had consented to the Consented Amendments, upon the terms and subject to the conditions set forth in the Company’s Consent Solicitation Statement, dated November 19, 2013 (the “Statement”).

As of 5:00 p.m., New York City time, on November 27, 2013 (the “Expiration Date”), as reported by the tabulation agent, the Company had received valid consents from holders of an aggregate principal amount of $485,445,000, $393,065,000 and $398,145,000 of the 2019 Notes, the 2020 Notes and the 2022 Notes, respectively. Subject to the terms and conditions set forth in the Statement, the Company will pay eligible holders who have validly delivered and not validly revoked their consents on or prior to the Expiration Date a cash payment equal to $2.50 per $1,000 aggregate principal amount of each series of Notes (the “Consent Fee”). The Consent Fee will be payable subject to satisfaction or, where possible, waiver of, the Consent Conditions (as defined in the Statement), including the consummation of the Transactions.

A copy of the press release announcing the results of the Consent Solicitations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated November 27, 2013, announcing the results of the Consent Solicitations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2013	ENDO HEALTH SOLUTIONS INC.

	By:	/s/ Caroline B. Manogue
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated November 27, 2013, announcing the results of the Consent Solicitations.

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